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Exhibit 4.1


                           SPECIMEN STOCK CERTIFICATE

               INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA

CUSIP NO.

NUMBER                                                                    SHARES
                          AUTOEXOTICA INTERNATIONAL, LTD.

                             TOTAL AUTHORIZED ISSUE
                   25,000,000 SHARES PAR VALUE: $0.001 EACH
                                  COMMON STOCK

                                                                 See Reverse for
                                                             Certain Definitions
THIS CERTIFIES THAT_______________________________________ is the owner of
_____________________________________________________fully paid and non-assessable shares of the above Corporation transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney, upon surrender of this Certificate properly endorsed or assigned.

Witness, the seal of the Corporation and the signatures of its duly authorized officers.

Dated:

(SEAL)

----------------------------------------       ---------------------------------
Darryl A. Nowak, Chief Executive Officer       Elaine Nowak, Secretary

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                            BACK OF SHARE CERTIFICATE

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulation:

TEN COM   - as tenants in common          UNIF GIF MIN ACT______Custodian______
                                                          (Cust)         (Minor)
                                          under Uniform Gift for Minors
                                          Act  __________________
                                                    (State)

TEN ENT   - as tenants by the entireties
JT TEN    - as joint tenants with right of
          survivorship and not as
          tenants in common

     Additional Abbreviations may also be used though not in the above list For value received _____________ hereby sell, assign, and transfer unto PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

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    (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OR
                                    ASSIGNEE)

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Shares represented by the within Certificate, and do hereby irrevocably constitute and appoint______________________________________________Attorney to
transfer the said Shares on the books of the within named Corporation and full power of substitution in the premises.

Dated___________________________            ___________________________________
         In presence of

_______________________ ________            ___________________________________

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.